Exhibit 10.3

TACTILE SYSTEMS TECHNOLOGY, INC.

2003 Stock Option Plan

Non-Statutory Stock Option Agreement

(Employee)

Name of Optionee:

No. of Shares Covered:	Date of Grant:

Exercise Price Per Share:	Expiration Date:

Exercise Schedule (Cumulative):

Date(s) of	No. of Shares as to Which
Exercisability	Option Becomes Exercisable

This is a Non-Statutory Stock Option Agreement (the “Agreement”) between Tactile Systems Technology, Inc., a Minnesota corporation (the “Company”), and the optionee identified above (the “Optionee”) effective as of the date of grant specified above.

BACKGROUND

A.  The Company maintains the Tactile Systems Technology, Inc. 2003 Stock Option Plan (the “Plan”).

B.  Under the Plan, the Board of Directors of the Company (the “Board”) or a committee of two or more directors of the Company (the “Committee”) appointed by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee).

C.  The Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of a non-statutory stock option (the “Option”).

D.  The Company hereby grants the Option to the Optionee under the terms and conditions as follows.

TERMS AND CONDITIONS*

1.                                      Grant.  The Optionee is granted the Option to purchase the number of Shares specified at the beginning of this Agreement.

*                 Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

2.                                      Exercise Price.  The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement.

3.                                      Non-Statutory Stock Option.  The Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

4.                                      Exercise Schedule.  The Option will vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement.  The exercise schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

The Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.                                      Expiration.  The Option will expire at 5:00 p.m. Central Time on the earliest of:

(a)           The expiration date specified at the beginning of this Agreement [which date shall not be later than ten years after the date of grant];

(b)           The expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement);

(c)           At the election of the Company, upon termination of the Optionee’s employment for Cause or if it is determined by the Company within ten days after termination of the Optionee’s employment by the Optionee, such as Optionee’s resignation, that Cause existed for termination by the Company; or

(d)           The date (if any) fixed for cancellation pursuant to paragraph 11(c) or 12 of the Plan.

In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

In addition, if the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, it is determined that Cause for termination existed, then the Company may rescind the Option exercise by the Optionee and the Option shall terminate at the election of the Company.

6.                                      Procedure to Exercise Option.

Notice of Exercise.  The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company’s Secretary, in the form attached to this Agreement.  The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option.  If the person exercising the Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise the Option.

Tender of Payment.  Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

(a)           Cash (including check, bank draft or money order);

(b)           Delivery of the Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Committee determines to be appropriate and as required pursuant to the law of the Company’s state of incorporation;

(c)           Cancellation of indebtedness owed to the Optionee by the Company or any parent or subsidiary thereof;

(d)           To the extent permitted by law, through a broker-assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares;

(e)           By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of such Shares; or

(f)            By authorizing the Company to retain, from the total number of Shares as to which the Option is exercised, that number of Shares having a Fair Market Value on the date of exercise equal to the purchase price for the total number of Shares as to which the Option is exercised.

Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares, or by authorizing the Company to retain Shares upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable nor may the Company permit the Optionee, if he or she is an executive officer or director of the Company, to pay for the Shares by delivery of a promissory note from an after such time, if any, that the Company (i) has a class of securities registered under Section 12 of the Exchange Act, (ii) is required to file reports under Section 15(d) of the Exchange Act or (iii) that has filed a registration statement that has not yet become effective under the Securities Act.

Delivery of Certificates.  As soon as practicable after the Company receives the notice and purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased.  The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith.  All Shares so issued shall be fully paid and nonassessable.  Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under the Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act and the Exchange Act.

7.                                      Employment Requirement.  The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided that:

(a)           The Option may be exercised for three months after termination of the Optionee’s employment if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment, provided that if termination of the Optionee’s employment shall have been for Cause, the Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

(b)           The Option may be exercised for one year after termination of the Optionee’s employment if such termination of employment is because of death or disability of the Optionee.

(c)           If the Optionee’s employment terminates after a declaration made pursuant to paragraph 12 of the Plan in connection with an Event, the Option may be exercised at any time permitted by such declaration.

Notwithstanding the above, the Option may not be exercised after it has expired.

8.                                      Acceleration of Vesting.

Death or Disability.  In the event of the death or disability of the Optionee, any portion of the Option that was not previously exercisable shall become immediately exercisable in full if the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such death or disability.

Change in Control.  If a Change in Control of the Company shall or is to occur, then, in the Committee’s sole discretion, the Option, if not already exercised in full or otherwise terminated, expired or cancelled, may become immediately exercisable in full and/or remain exercisable during the remaining term of the Option.

Event.  In the event of an Event, at the time of any declaration pursuant to clause (ii) of the first sentence of paragraph 12 of the Plan, the Option, if not already exercised in full or otherwise terminated, expired or cancelled, may at the Committee’s sole discretion, become immediately exercisable in full and/or shall remain exercisable during the period preceding the time of cancellation of the Option pursuant to such declaration.

Discretionary Acceleration.  Notwithstanding any other provisions of this Agreement to the contrary, the Committee may, in its sole discretion, declare at any time that the Option shall be immediately exercisable.

9.                                      Limitation on Transfer.  During the lifetime of the Optionee, only the Optionee or his/her guardian or legal representative may exercise the Option.  The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer the Option to a member or members of his/her immediate family (i.e., his/her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer.  The Option held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement.

10.                               No Stockholder Rights Before Exercise.  No person shall have any of the rights of a stockholder of the Company with respect to any Share subject to the Option until the Share actually is issued to him/her upon exercise of the Option.

11.                               Discretionary Adjustment.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of the Option and the exercise price hereof.

12.                               Tax Withholding.  Delivery of Shares upon exercise of the Option shall be subject to any required withholding taxes.  As a condition precedent to receiving Shares upon exercise of the Option, the Optionee may be required to pay to the Company, in accordance with the provisions of paragraph 9 of the Plan, an amount equal to the amount of any required withholdings.  In lieu of all or any part of such a cash payment, a person exercising the Option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual’s full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the Option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the Option or through a subsequent return to the Company of Shares delivered to the person exercising the Option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).  Notwithstanding the foregoing, no person shall be permitted to pay any such withholdings with Shares, or through a reduction in the number of Shares to be delivered upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

13.                               Interpretation of This Agreement.  All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee.  If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

14.                               Discontinuance of Employment.  This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

15.                               Option Subject to Plan, Certificate of Incorporation and By-Laws.  The Optionee acknowledges that the Option and the exercise thereof is subject to the Plan, the Certificate of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

16.                               Obligation to Reserve Sufficient Shares.  The Company shall at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

17.                               Binding Effect.  This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

18.                               Choice of Law.  This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

The Optionee and the Company have executed this Agreement as of             , 20  .

OPTIONEE

TACTILE SYSTEMS TECHNOLOGY, INC.

By:
Name:
Its:

                     , 20

TACTILE SYSTEMS TECHNOLOGY, INC.

3601 Minnesota Street, Suite 800

Edina, MN 55435

Ladies and Gentlemen:

I hereby exercise the following option (the “Option”) granted to me under the Tactile Systems Technology, Inc. 2003 Stock Option Plan (the “Plan”) with respect to the number of shares of Common Stock of Tactile Systems Technology, Inc. (the “Company”) indicated below:

Name:

Date of Grant of Option:

Exercise Price Per Share:

Number of Shares With Respect to Which the Option is Hereby Exercised:

Total Exercise Price:

☐            Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

☐            Enclosed with this letter is my executed promissory note, in the form provided to me by the Company, payable to the Company in the amount of the Total Exercise Price as provided in paragraph 8 of the Plan.

☐            I elect to pay the Total Exercise Price through cancellation of indebtedness owed to me by the Company or by a parent or subsidiary of the Company as provided in paragraph 8 of the Plan.

☐            I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker’s Letter, I have delivered irrevocable instructions to                                   to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

☐            Enclosed with this letter is a certificate evidencing unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

☐            I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in paragraph 8 of the Plan.

If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances.  I agree that I will pay any required withholding taxes in connection with this exercise as provided in paragraph 9 of the Plan.

Please issue a certificate (the “Certificate”) for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

Name in Which to Issue Certificate:

Address to Which Certificate Should be Delivered:

Principal Mailing Address for Holder of the Certificate (if different from above):

Very truly yours,

Signature

Name, please print

Social Security Number

2

                     , 20

TACTILE SYSTEMS TECHNOLOGY, INC.

3601 Minnesota Street, Suite 800

Edina, MN 55435

Ladies and Gentlemen:

Name of Optionee:

Date of Grant of Option:

Exercise Price Per Share:

Number of Shares With Respect to Which the Option is to be Exercised:

Total Exercise Price:

The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of Common Stock of Tactile Systems Technology, Inc. (the “Company”) and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee’s obligation to pay the Total Exercise Price.

Very truly yours,

Broker Name

By

3